CENTRAL PACIFIC FINANCIAL CORP

JOHN C. DEAN
President & Chief Executive Officer

DENIS K. ISONO
EVP & Chief Financial Officer

LANCE A. MIZUMOTO
EVP & Chief Banking Officer

Sandler O'Neill
West Coast Financial Services Conference
March 11, 2014

Forward-Looking Statements

This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our business expectations. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts, and generally include the words "believe", "plan", "intend", "expect", "anticipate", "target", "continue", "remain", "will", "should", "may" or words of similar meaning. While we believe that our forward-looking statements and the assumptions underlying them are reasonably based, such statements and assumptions are by their nature subject to risks and uncertainties and thus could later prove to be inaccurate or incorrect. Accordingly, actual results could materially differ from forward-looking statements for a variety of reasons, including, but not limited to: the effect of, and our failure to comply with regulatory orders we are subject to, and any future regulatory orders; our ability to continue making progress on our recovery plan; oversupply of inventory and adverse conditions in the Hawaii and California real estate markets and further weakness in the construction industry; adverse changes in the financial performance and/or condition of our borrowers, further deterioration in asset quality and further losses in our loan portfolio; the impact of local, national, and international economies and events (including natural disasters) on the Company's business and operations and on tourism and other major industries operating within our market area; deterioration in economic conditions, including in the financial industry and the real estate market, as well as the impact of declining levels of consumer and business confidence in the state of the economy in general and in financial institutions in particular; the impact of legislation and regulation affecting the banking industry, including the Dodd-Frank Wall Street Reform and Consumer Protection Act; changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; the costs and effects of legal and regulatory developments, including the resolution of legal proceedings or regulatory or other governmental inquiries and the results of regulatory examinations or reviews; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies; inflation; securities market and monetary fluctuations; adverse changes in the price of our stock; political instability; acts of war or terrorism; changes in consumer spending, borrowings and savings habits; technological changes; changes in the competitive environment among financial service providers; changes in accounting policies and practices; our ability to utilize all or part of our deferred tax asset; our ability to attract and retain skilled employees; the ability to complete the tender offer and share repurchase, the price at which shares are purchased in the tender offer and share repurchase, the number of shares Central Pacific is able to purchase pursuant to the tender offer and share repurchase, and the ability to achieve the benefits contemplated by the tender offer and share repurchase; and our success at managing the risks involved in the foregoing items. For further information on factors that could cause actual results to materially differ from forward-looking statements, please see the Company's publicly available SEC filings, including the Company's 2013 Form 10-K and the Risk Factors set forth therein.

Corporate Profile

- Founded in 1954 by Japanese-American veterans of World War II
- Fourth largest financial institution in Hawaii with total assets of $4.7 billion and deposit market share of 10.9%
- $345 million recapitalization, including the rights offering, in 2011
- 12 consecutive quarters of profitability since 2011 recapitalization
- TARP preferred stock converted to CPF common in February 2011; CPF exited TARP when U.S. Treasury sold CPF common in April 2012
- FDIC S&S MOU lifted in October 2012 and FRB Written Agreement lifted in February 2013
- Listed on NYSE with market capitalization of $800 million

Shareholder Value Drivers

1. Strong Hawaii Market
2. Relationship Banking Growth Opportunities
3. Asset Quality Improvements
4. Technology & Efficiency Enhancements
5. Capital Optimization

Hawaii at a Glance

- Population of 1.4 million (2013)- 13th in the nation by density
- Eight major islands – the island of Oahu includes the state capital of Honolulu and has 70% of the state's population
- GDP (2012): $72.4 billion - 39th in the nation
- Unemployment rate (as of December 2013): 4.5% - 8th lowest in the nation
- Economy driven primarily by tourism, military and real estate construction industries
- Household median income (2008-2012): $67,492

Source: US Census Bureau, State of Hawaii Department of Business Economic Development & Tourism

CENTRAL PACIFIC FINANCIAL CORP

Diversity of Tourism


Visitor Arrivals - 2013
Australia 3.8%
China 1.6%
Korea 2.1%
Other 6.2%
Canada 6.3%
US West 39.9%
Japan 18.9%
US East 21.1%

Source: Hawaii Tourism Authority

CENTRAL PACIFIC FINANCIAL CORP

Visitor Expenditures



Annual Visitor Spending
Forecast
Billions
$20.0
$18.0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$-
$9.8
$10.6
$11.9
$12.5
$12.8
$11.4
$10.0
$11.1
$12.3
$14.3
$14.5
$15.2
$15.9
$16.6
$17.4
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017

Source: State of Hawaii Department of Business, Economic Development & Tourism

Construction Development Expanding

1. **Residential High-Rise Condominium Development in Honolulu**
   - Proposed master plan includes 22 new high-rise towers in Honolulu
   - Four towers with nearly 1,600 total units have already completed successful sales and begun the construction process

2. **Rail Construction**
   - $5.2 billion, 20-mile route
   - Estimated to be fully operational by 2019

3. **Modernization of Honolulu International Airport**
   - $750 million effort that began in 2013 and is expected to be completed by 2017

4. **Military Construction**
   - Hawaii was approved for more than $400 million in military construction spending for fiscal year 2014



Source: Pacific Business News, Hawaii Reporter, University of Hawaii Economic Research Organization, Honolulu Rail Transit

Central Pacific Financial Corp

Strong Real Estate Market


Existing Single Family Median Sales Price
$700.0
$600.0
$500.0
$400.0
$300.0
$200.0
$100.0
$0.0
Thousands
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
Oahu, $650.0
U.S., $197.4
Oahu
U.S.

Source: Honolulu Board of Realtors, U.S. Census Bureau
Note: Data is as of December 2013

CENTRAL PACIFIC FINANCIAL CORP

Lower Unemployment


12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
U.S., 6.6%
Hawaii, 4.5%
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
Jan-14

Source: Department of Labor, Bureau of Labor Statistics
Note: Hawaii unemployment data is as of December 2013.

CENTRAL PACIFIC FINANCIAL CORP

Hawaii Banking Market

Rank	Institution	Type	Ownership	Branches	Total Deposits (millions)	Market Share
1	First Hawaiian Bank	Bank	Private - BNP	62	$ 13,578	37.3%
2	Bank of Hawaii	Bank	Public	73	11,980	32.9%
3	American Savings Bank	Savings Bank	Private - HEI	57	4,409	12.1%
4	**Central Pacific Bank**	**Bank**	**Public**	**35**	**3,936**	**10.9%**
5	Territorial Savings Bank	Savings Bank	Public	28	1,313	3.6%
6	Hawaii National Bank	Bank	Private	14	566	1.6%
7	Finance Factors	Industrial Ln	Private	14	394	1.1%
8	Pacific Rim Bank	Bank	Private	1	120	0.3%
9	Ohana Pacific Bank	Bank	Private	2	90	0.2%
	Totals for Market			**287**	**$ 36,386**	

Note: Deposit data as of December 31, 2013. For consistency, total deposits at the regulated depository level.
Source: SNL Financial

CPB Branch Positioning


Kauai
Oahu
Maui
Hawaii

($ millions)	December 31, 2013
Total Assets	$4,741
Total Loans	$2,631
Total Deposits	$3,936
Total Branches	35

CENTRAL PACIFIC FINANCIAL CORP

Relationship Banking Growth Opportunities


Central Pacific HomeLoans
Community Banking
Commercial Banking
Private Banking
International Banking
Commercial Real Estate
Business Banking
Trust & Investment Services
RELATIONSHIP
MANAGER
Client

- Single point of contact for all customer needs
- Focus on select strategic target markets
- Enhanced delivery channels and technology systems to strengthen customer relationships and streamline processing
- Central Pacific Home Loans originations supported by 4 joint ventures with local real estate companies
- Ability to deepen the customer relationship

Strong Loan Growth


Balances Outstanding
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
$4,142
$4,030
$3,042
$2,169
$2,065
$2,204
$2,631
Growth of $427 million, 19.4% YoY
2007
2008
2009
2010
2011
2012
2013
Comml Mtg
Construct/Dev
C&I
Consumer/Other
Res Mtg

Sound Deposit Franchise


Government CDs
15%
Noninterest-Bearing DDA
23%
CDs > $100M
6%
CDs < $100M
7%
Interest-Bearing DDA
18%
Savings & Money Mkt
31%

Note: Data as of December 31, 2013

CENTRAL PACIFIC FINANCIAL CORP

Total Deposit Cost Advantage


Deposit Cost
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
CPF
Peers
3.23%
2.43%
2.38%
1.63%
1.56%
1.09%
1.03%
0.64%
0.75%
0.30%
0.52%
0.14%
0.37%
0.10%
2007
2008
2009
2010
2011
2012
2013

Note: Peer group is comprised of publicly traded U.S. banks with total assets between $3 and $5 billion.
Source: SNL Financial

CENTRAL PACIFIC FINANCIAL CORP

Significantly Reduced NPAs



$600
$500
$400
$300
$200
$100
$-
Millions
$500
$303
$195
$122
$90
$57
$47
2007
2008
2009
2010
2011
2012
2013
C&D
Comml Mtg
Res Mtg
C&I/Other

Central Pacific Financial Corp

Strong Reserve Coverage



ALLL
10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
2.22%
1.20%
2.97%
1.54%
6.75%
1.97%
8.89%
2.08%
5.91%
1.72%
4.37%
1.64%
3.19%
1.39%
2007
2008
2009
2010
2011
2012
2013
CPF
Peers

Note: Peer group is comprised of publicly traded U.S. banks with total assets between $3 and $5 billion.
Source: SNL Financial

CENTRAL PACIFIC FINANCIAL CORP

Strategies and Enabling Technologies

Theme	Description
THEME 1	Provide a seamless integrated channel experience
THEME 2	Build a data centric organization
THEME 3	Deliver continuous performance improvement
THEME 4	Proactively Manage Risk

Initiative		
1. Mobile Banking Platform (MRDC)	2014	
2. CRM solution		2015
3. Enterprise Data Warehouse	2014	2015
4. Data Integrity & Governance	2014	
5. Fiserv Outsourcing – core platform	2014	
6. Branch Automation –Teller & Sales	2014	
7. Predictive Analytics		2015
8. ALLL solution	2014	

Improve Efficiency Ratio



Efficiency Ratio
100.0%
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
2007
2008
2009
2010
2011
2012
2013

- Normalize loan/deposit ratio over time
- Execute continuous performance improvement projects
- Optimize staffing and occupancy needs
- Leverage data warehouse and CRM to improve customer profitability
- Implement outsourcing and vendor management initiatives

CENTRAL PACIFIC FINANCIAL CORP

Capital Optimization

- Majority of Deferred Tax Asset was recognized in 1Q13
- Reinstated quarterly cash dividend of $0.08 per share on the outstanding common shares
- On February 21, 2014, announced share repurchase transactions totaling $125 million (tender offer for up to $68.8 million of shares expected to expire on March 21, 2014 and share repurchase for up to $56.2 million of shares expected to close on April 7, 2014; see our SEC filings)

1. Strong Hawaii Market
2. Relationship Banking Growth Opportunities
3. Asset Quality Improvements
4. Technology & Efficiency Enhancements
5. Capital Optimization

APPENDIX

Financial Highlights

($ in Millions)	2013	2012	2011	2010	2009	2008	2007
	Year Ended December 31						
Balance Sheet (period end data)							
Loans and leases	$2,630.6	$2,203.9	$2,064.4	$2,169.4	$3,042.0	$4,030.3	$4,141.7
Total assets	4,741.2	4,370.4	4,132.9	3,938.1	4,869.5	5,432.4	5,680.4
Total deposits	3,936.2	3,680.8	3,443.5	3,132.9	3,568.9	3,911.6	4,002.7
Total shareholders' equity	660.1	504.8	456.4	66.1	336.0	526.3	674.4
Income Statement							
Net interest income	$133.1	$119.7	$117.8	$118.7	$174.5	$202.0	$211.9
Provision (credit) for loan & lease losses	(11.3)	(18.9)	(40.7)	159.5	348.8	171.7	53.0
Other operating income	54.9	55.7	50.2	57.0	57.4	54.8	45.8
Goodwill impairment	0.0	0.0	0.0	102.7	50.0	94.3	48.0
Other operating expense (excl goodwill)	139.5	146.9	172.1	164.4	166.9	178.5	128.6
Income taxes (benefit)	(112.2)	0.0	0.0	0.0	(20.0)	(49.3)	22.3
Net income (loss)	172.1	47.4	36.6	(250.9)	(313.8)	(138.4)	5.8
Profitability							
Return (loss) on average assets	3.73%	1.13%	0.90%	-5.74%	-5.87%	-2.45%	0.10%
Return (loss) on avg shareholders' equity	27.70%	9.81%	9.83%	-140.73%	-54.99%	-23.07%	0.77%
Efficiency ratio	74.97%	78.89%	92.06%	82.88%	63.52%	53.93%	47.80%
Net interest margin	3.19%	3.10%	3.09%	2.91%	3.62%	4.02%	4.33%
Capital Adequacy (period end data)							
Leverage capital ratio	13.68%	14.30%	13.80%	4.40%	6.80%	8.80%	9.80%
Total risk-based capital ratio	21.57%	23.80%	24.20%	9.00%	10.90%	11.70%	12.70%
Asset Quality							
Net loan charge-offs/avg loans	0.05%	0.32%	1.42%	6.33%	7.03%	3.42%	0.33%
Nonaccrual loans/total loans (period end)	1.58%	3.54%	6.33%	10.96%	15.13%	3.26%	1.48%

CENTRAL PACIFIC FINANCIAL CORP

Loan and Credit Composition

($ in Millions)	12/31/2013 Balance	12/31/2013 %	12/31/2012 Balance	Annual $ Change	Annual % Change
Hawaii Portfolio					
Residential Mortgage	$1,239	47%	$1,036	$203	20%
Commerical Mortgage	$453	17%	$473	-$20	-4%
Commerical & Ind/Leasing	$262	10%	$255	$7	3%
Construction	$72	3%	$60	$12	20%
Consumer & Other	$230	9%	$143	$87	61%
Total Hawaii Portfolio	**$2,256**	**86%**	**$1,967**	**$289**	**15%**
Mainland Purchased Portfolio					
Commercial & Industrial	$143	5%	$2	$141	7050%
Consumer	$80	3%	$0	$80	19900%
Total Mainland Purchased Portfolio	**$223**	**8%**	**$2**	**$221**	**9192%**
Mainland CRE Portfolio					
Construction	$4	0%	$36	-$32	-89%
Residential Mortgage	$1	0%	$0	$1	0%
Commercial Mortgage	$147	6%	$199	-$52	-26%
Total Mainland CRE Portfolio	**$152**	**6%**	**$235**	**-$83**	**-35%**
Total Loan Portfolio	**$2,631**	**100%**	**$2,204**	**$427**	**19%**

Central Pacific Financial Corp

Nonperforming Portfolio Marked to Market

($ in Millions)	12/31/2013 NPA Balance [1]	Net Losses to Date [2]	Total UPB	Current Reserves	Balance Net of Reserves	Effective Mark
Hawaii						
Residential Construction	$7	$3	$10	$0	$7	70%
Commercial Mortgage	$5	$3	$8	$0	$5	63%
Residential Mortgage	$21	$3	$24	$0	$21	88%
C&I/Leasing	$4	$2	$6	$0	$4	67%
Total Hawaii Portfolio	**$37**	**$11**	**$48**	**$0**	**$37**	**77%**
Mainland						
Commercial Construction	$1	$2	$3	$0	$1	33%
Commercial Mortgage	$9	$3	$12	$0	$9	75%
Total Mainland Portfolio	**$10**	**$5**	**$15**	**$0**	**$10**	**67%**
Total Nonperforming Assets	**$47**	**$16**	**$63**	**$0**	**$47**	**75%**

[1] NPA includes nonaccrual loans, loans held for sale, and other real estate owned.
[2] Net losses includes charge-offs, write-downs, losses on sale, and recoveries to date in respective loan buckets.
Note: NPAs are evaluated for impairment on a quarterly basis under ASC 310-10-35 (FAS114).

CENTRAL PACIFIC FINANCIAL CORP